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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 27, 2016

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 W. President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of New Director. Effective October 27, 2016, Mr. James A. Sabala has joined the Board of Directors of Thunder Mountain Gold, Inc.

Following is a brief description of Mr. Sabala`s business experience:

Mr. Sabala was Senior Vice President and Chief Financial Officer of Hecla Mining Company, a silver, gold, lead and zinc mining company with operations throughout North America and Mexico. Mr. Sabala was appointed Chief Financial Officer in May 2008 and Senior Vice President in March 2008. Prior to his employment with Hecla Mining Company, Mr. Sabala was Executive Vice President – Chief Financial Officer of Coeur Mining from 2003 to February 2008. Mr. Sabala also served as Vice President-Chief Financial Officer of Stillwater Mining Company from 1998 to 2002. Mr. Sabala has served as a director of Arch Coal (NYSE:ACI) since February, 2015 and currently serves as a director of Dolly Varden Silver (TSX-V: DV).

Mr. Sabala graduated from the University of Idaho with a B.S. Business, Summa Cum Laude in 1978, and currently resides near Coeur d`Alene, Idaho.

There have been no transactions between Mr. Sabala and the Company during the prior fiscal year required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Sabala and any officer or Director of the Company. There are no arrangements or understandings between Mr. Sabala and any other person pursuant to which Mr. Sabala was appointed as Director. There are no transactions in which Mr. Sabala had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The compensation for Mr. Sabala as a non-employee director will be determined by the Compensation Committee or Board of Directors.

Item 9.01  Financial Statements and Exhibits

(d)

Exhibits

Press Release, issued by the Company on October 27, 2016

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

Eric T. Jones

President, Director and Chief Executive Officer

Date:  October 28, 2016

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